SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2010

Domino’s Pizza, Inc.

(Exact name of registrant as specified in its charter)

Commission file number:

001-32242

Delaware	38-2511577
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of principal executive offices)

(734) 930-3030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, Domino’s Pizza, Inc. (the “Company”) plans to hold the Domino’s Pizza 2010 Investor Day (the “Event”) beginning at 9:00 a.m. Eastern Time on December 9, 2010. Audio of the Event will be broadcast live over the internet and archived in the Investors section at www.dominosbiz.com. A copy of the Company’s presentation materials to be used for the conference are attached hereto and furnished as Exhibit 99.1. In addition, several of the Company’s International Master Franchisees will be presenting at the Event and their respective materials will be available in the Investors section at www.dominosbiz.com.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Domino’s Pizza, Inc. Investor Day Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: December 9, 2010	/S/ KENNETH B. ROLLIN
Kenneth B. Rollin
Executive Vice President

3